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                                                                  Exhibit 23.01



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 1998, included in Mastech Corporation's Form 10-K for the year ended December 31, 1997, and all references to our Firm included in this registration statement.




Pittsburgh, Pennsylvania                    ARTHUR ANDERSEN LLP
June 30, 1998                               /s/ Arthur Andersen LLP





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